Exhibit 99.1

 Janney CEO Virtual Forum  February 3-4, 2021

 Safe Harbor Statements  Forward-Looking StatementsAll statements, other than statements of historical fact, included in this presentation and any oral statements made regarding the subject of this presentation that address activities, events or developments that Reliant Bancorp, Inc. (the “Company”) expects, believes or anticipates will or may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company upholding its credit quality, the Company's credit quality remaining strong and being a source of strength, the Company having strong momentum as it enters 2021, management’s optimism about the Company's future, and the Company’s strategy for 2021. The words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of the future, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the Company’s future financial and operating results and the Company’s plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others: (1) the global health and economic crisis precipitated by the coronavirus (COVID-19) pandemic, (2) actions taken by governments, businesses and individuals in response to the coronavirus (COVID-19) pandemic, (3) the pace of recovery when the coronavirus (COVID-19) pandemic subsides, (4) the possible recurrence of the coronavirus (COVID-19), (5) changes in political conditions or the legislative or regulatory environment, including governmental initiatives affecting the financial services industry such as, but not limited to, the Coronavirus Aid, Relief, and Economic Security Act (or CARES Act), (6) the possibility that our asset quality could decline or that we experience greater loan losses than anticipated, (7) increased levels of other real estate, primarily as a result of foreclosures, (8) the impact of liquidity needs on our results of operations and financial condition, (9) competition from financial institutions and other financial service providers, (10) the effect of interest rate increases on the cost of deposits, (11) unanticipated weakness in loan demand or loan pricing, (12) greater than anticipated adverse conditions in the national economy or local economies in which we operate, including in Middle Tennessee, (13) lack of strategic growth opportunities or our failure to execute on available opportunities, (14) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses, (15) economic crises and associated credit issues in industries most impacted by the coronavirus (COVID-19) pandemic, including the restaurant, hospitality and retail sectors, (16) the ability to grow and retain low-cost core deposits and retain large, uninsured deposits, (17) our ability to effectively manage problem credits, (18) our ability to successfully implement efficiency initiatives on time and with the results projected, (19) our ability to successfully develop and market new products and technology, (20) the impact of negative developments in the financial industry and United States and global capital and credit markets, (21) our ability to retain the services of key personnel, (22) our ability to adapt to technological changes, (23) risks associated with litigation, including reputational and financial risks and the applicability of insurance coverage, (24) the vulnerability of Reliant Bank’s computer and information technology systems and networks, and the systems and networks of third parties with whom the Company or Reliant Bank contract, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss, and other security breaches and interruptions, (25) changes in state and federal laws, rules, regulations, or policies applicable to banks or bank or financial holding companies, including regulatory or legislative developments, (26) adverse impacts (including costs, fines, reputational harm, or other negative effects) from current or future litigation, regulatory examinations, or other legal and/or regulatory actions, (27) the risk that expected cost savings and revenue synergies from (a) the merger of the Company and Tennessee Community Bank Holdings, Inc. ("TCB Holdings") (the “TCB Holdings Transaction”) or (b) the merger of the Company and First Advantage Bancorp ("FABK") (the “FABK Transaction” and, together with the TCB Holdings Transaction, collectively, the “Transactions”), may not be realized or may take longer than anticipated to be realized, (28) the effect of the Transactions on our customer, supplier, or employee relationships and operating results (including without limitation difficulties in maintaining relationships with employees and customers), as well as on the market price of the Company’s common stock, (29) the risk that the businesses and operations of TCB Holdings and its subsidiaries and of FABK and its subsidiaries cannot be successfully integrated with the business and operations of the Company and its subsidiaries or that integration will be more costly or difficult than expected, (30) the amount of costs, fees, expenses, and charges related to the Transactions, including those arising as a result of unexpected factors or events, (31) reputational risk associated with and the reaction of our customers, suppliers, employees, or other business partners to the Transactions, (32) the risk associated with Company management’s attention being diverted away from the day-to-day business and operations of the Company to the integration of the Transactions, and (33) general competitive, economic, political, and market conditions, including economic conditions in the local markets where we operate. Additional factors which could affect the forward-looking statements can be found in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at http://www.sec.gov. The Company believes the forward-looking statements contained herein are reasonable; however, many of such risks, uncertainties, and other factors are beyond the Company’s ability to control or predict and undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Therefore, the Company can give no assurance that its future results will be as estimated. The Company does not intend to, and disclaims any obligation to, update or revise any forward-looking statement.  Non-GAAP Financial MeasuresThis presentation contains certain financial measures that are not measures recognized under generally accepted accounting principles (“GAAP”) and, therefore, are considered non-GAAP financial measures. Members of Company management use these non-GAAP financial measures in their analysis of the Company’s performance, financial condition, and efficiency of operations. Management of the Company believes that these non-GAAP financial measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods, and demonstrate the effects of significant gains and charges in the periods presented. Management of the Company also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding underlying operating performance and identifying and analyzing ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the non-GAAP financial measures discussed herein are calculated may differ from the manner in which measures with similar names are calculated by other companies. You should understand how other companies calculate their financial measures similar to, or with names similar to, the non-GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures.The non-GAAP measures in this presentation include “adjusted net interest margin (NIM),” “bank segment adjusted efficiency ratio,” “allowance for loan losses plus unaccreted purchased loan discounts to total loans,” “adjusted pre-tax pre-provision income,” “return on average tangible common equity (ROATCE),“ “tangible book value per common share (TBVPS),“ “tangible common equity to tangible assets (TCE/TA),” “bank segment adjusted net income,” “bank segment adjusted noninterest expense,” “adjusted diluted earnings per share (EPS),” “adjusted annualized return on average assets (ROAA),” and “adjusted annualized return on average tangible common equity (ROATCE).”   1

Why Reliant?

Strategic Focus

High Growth, Desirable Markets

Focused, Balanced Business Model

Opportunistic Acquisitions

Organic, In-Market Loan & Deposit Growth

Company Culture

Strong Corporate Governance

Experienced, Consistent Leadership

Stable, Diverse Workforce

Client Focused Service

Profitability and Growth

Balanced, Sustainable Growth

Disciplined Approach to Pricing

Margin Optimization

Focus on Expense Management

Financial Strength

Scalability of Model

Disciplined Credit Culture

Conservative Loan Reserves and Purchase Discounts

Well Capitalized

Reliant BANCORP, INC.

2

Experienced, Committed Leadership Team



DeVan Ard, Jr.
Chairman and CEO

- Former Area Executive in Middle Tennessee at AmSouth Bank
- Founder of Reliant Bank in 2006

39 years of banking experience / 15 years at RBNC / 21 years in Middle TN



John R. Wilson
President

- Former Chief Lending Officer of Reliant Bank
- Former Spring Hill Market President for Cumberland Bank

31 years of banking experience / 15 years at RBNC / 30 years in Middle TN



Jerry Cooksey
EVP, Chief Financial Officer

- Former CFO of First Advantage Bancorp and First Advantage Bank
- Transitioned to Reliant Bank as Chief Administrative Officer prior to assuming CFO role.

30 years of banking experience / 8 years at FABK/RNBC / 8 years in Middle TN



Bill Fitzgerald
EVP, Chief Risk Officer

- Former Banking Group Audit Partner for Carr, Riggs & Ingram, LLC
- Holds CPA, CRMA & CFSA Professional Designations

35 Years of accounting and risk experience / 35 Years in Middle TN



Alan Mims
EVP, Chief Credit Officer

- Executive Vice President – Chief Credit Officer since December 2017
- Former Senior Examiner and Case Manager for the Federal Reserve Bank of Atlanta

30 years of banking experience / 3 years at RBNC / 3 years in Middle TN



Mark Ryman
EVP, Chief Lending Officer

- Former Davidson & Williamson Counties Market President of Reliant Bank
- Held various roles with First American Bank, Bank of Nashville & Premier Bank of Brentwood

34 years of banking experience / 15 years at RNBC / 34 years in Middle TN



Kim York
EVP, Chief Strategy Officer

- Executive Vice President – Chief Strategy Officer since March 2017
- Former Senior Vice President and Chief Marketing Officer at Ascend Federal Credit Union

24 years of banking experience / 3 years at RBNC / 24 years in Middle TN

Reliant BANCORP, INC.

Source: S&P Global Market Intelligence

3

 Digital Channel Initiatives    EmployeesEnsuring Health and Safety of our Team Members    CommunitiesHelping the Communities we Serve            CommunitiesHelping the Communities we Serve          CommunitiesHelping the Communities we Serve  Seek opportunities to improve digital channel interactions through diversified improvements in new technologies.   Expand and Invest in Digital Channels  Augment telephone software with new contact center software.Service client support calls through the new centralized contact center. Offer live chat, email and SMS support leveraging the call center through all digital channels; website, online banking, mobile app, search engine interactions and social media.Service online loan payment platform for all consumer loan types. Pivot branch service to focus on sales, not support.   Tight integration into contact center with a focus on creating a personalized sales and service experience to web visitors. Leverage new web technologies to improve speed and performance through scalable content interactions.Optimize the new website for personalized interactions, improvements to SEO and with a focus on lead generation for new accounts.   Implement appointment booking software with deep integration into existing technologies. Offer appointment booking through owned digital properties such as website and the mobile app as well as through Google search and social media, allowing customers to choose their point of interaction. Implement lobby queue management to increase staff efficiency and promote branch sales and new account generation.   Stand-up Contact Center  Redesign and relaunch website.  Support by-appointment branch model  AI Chatbot with capability to integrate into existing and new platforms.Video chat support leveraging contact center to create new digital experiences.   Begin discovery for next phase  4

Digital Channel Usage

Mobile Deposits
Total Items
10.8% ↑
14,929 vs 16,541
Q4 2019 vs Q4 2020

Mobile Deposits
Total Dollars
7.5% ↑
$12,116,363,84 vs $13,022,222.62
Q4 2019 vs Q4 2020

Customer ATM Usage
Total Items
8.1% ↓
87,910 vs 80,747
Q4 2019 vs Q4 2020

Customer ATM Usage
Total Dollars
7.3% ↑
$13,066,990.83 vs $14,025,359.60
Q4 2019 vs Q4 2020

Online Transfers
Total Items
39.4% ↑
105,160 vs 146,637
Q4 2019 vs Q4 2020

Online Transfers
Total Dollars
40.9% ↑
$446,898,406.99 vs $629,501,476.02
Q4 2019 vs Q4 2020

Debit Card Usage
Total Items
3.2% ↑
2,224,705 vs 2,296,409
Q4 2019 vs Q4 2020

Debit Card Usage
Total Dollars
12.6% ↑
$88,391,932.63 vs $99,569,770.53
Q4 2019 vs Q4 2020

Branch Transactions
Total Capture
6.3% ↓
484,541 vs 454,035
Q4 2019 vs Q4 2020

Branch Transactions
Total Transactions
7.6% ↓
670,916 vs 619,673
Q4 2019 vs Q4 2020

Reliant BANCORP, INC.
5

Reliant Bank Franchise Overview

Pro Forma Branch Network



Montgomery
Robertson
Sumner
Cheatham
Davidson
Dickson
Williamson
Rutherford
Hickman
Knox
Maury
Hamilton
RBNC Branches (27)
RBNC LPO (1)

Q4 '20 Financial Summary

Market Information	
Price Per Share (1/25/21)	$20.59
Market Cap. ($mm)	$343
Price / Tang. Book	134 %
Price / '20 EPS	10.2 x
Balance Sheet ($mm)	
Total Assets	$3,027
Loans Held for Investment	2,301
Deposits	2,579
Tangible Common Equity	256
Loans Held for Investment / Deposits	89.2 %
MRQ Profitability	
Reported ROAA	1.60 %
ROATCE (3)	19.38 %
Asset Quality	
NPAs / Loans + OREO	0.40 %
Reserves / NPLs	344.7
Reserves / Loans Held for Investment	0.90
Capital Ratios - RBNC	
Tang. Com. Equity / Tang. Assets(3)	8.7 %
Leverage Ratio	8.9
CET1 Ratio	10.2
Tier 1 Capital Ratio	10.7
Total Capital Ratio	14.0
Loan Concentration	
C&D Loans / Total Bank Capital	101 %
CRE Loans / Total Bank Capital	284

Key Franchise Highlights

- Commercially-oriented bank headquartered in Brentwood, Tennessee
- Focused on fast-growing Middle Tennessee markets and the acquisitions of Tennessee Community Bank Holdings, Inc and First Advantage Bancorp(1)
- 2nd largest community bank(2) by deposits headquartered in the Nashville MSA and 10th largest bank by deposits in Tennessee
- Concentrated on building in-market banking relationships; 82% of top 50 loan relationships have related deposits at the bank
- Experienced management team with extensive local market knowledge
- 7.7% insider ownership among management and the board of directors

Reliant BANCORP, INC.

Source: S&P Global Market Intelligence, Factset
Financial data as of or for the three months ended 6/30/20; ownership data as of 1/25/21; pricing data as of 1/25/21
(1) Completed on January 1, 2020 and April 1, 2020 respectively
(2) Community bank defined as institutions with total assets less than $10 billion
(3) Non-GAAP figures. Refer to appendix for "reconciliation of non-GAAP financial measures"

6

 Source: S&P Global Market Intelligence; Company Filings  2006  Our History    Total Assets($mm)  RBNC  Commerce Union Bank            1/9/2006Reliant Bank established  4/28/2014Commerce Union and Reliant announce merger of equals  7/7/2015Stock (ticker symbol CUBN) begins trading on Nasdaq  2006  2014  2017  2018  8/14/2006Commerce Union Bank established  4/1/2015Commerce Union and Reliant close merger. $791 million in assets  6/30/2017Surpassed$1 billion inassets  12/31/2017Officially rebranded as Reliant Bancorp, Inc.  2006  2015      2019  1/1/2018Completed acquisition of Community First  10/22/2018Opened Chattanooga branch  9/16/2019Announced acquisition of Tennessee Community Bank Holdings  10/23/2019Announcedacquisition ofFirst Advantage Bancorp      8/23/2017Announced acquisition of Community First & $25 million Private Placement  2007  2008  2009  2010  2011  2012  2013  2014  2015  2016  2017  2018  2019  $111  $205  $317  $382  $379  $363  $385  $385  $450  $35  $98  $133  $148  $187  $209  $232  $253  $296  $876  $912  $1,125  $1,724  $1,898  2020  1/1/2020Completed acquisition of Tennessee Community Bank Holdings  04/01/2020Completed acquisition of First Advantage Bancorp  2020  $3,027  7

Q4 2020 Financial Highlights & Results

Financial Highlights

- Consistent earnings growth; Diluted EPS for the quarter increased 97% year-over-year to $0.73.
  - *Quarterly net income included $2.8 million of pre-tax, net purchase accounting accretion ($0.12 increase to Diluted EPS).*
- Adjusted NIM[1] increased 73 bps to 4.09% year over year and 11 bps from the linked quarter in the midst of a challenging interest rate environment.
  - *Loans held for investment declined 2% from the linked quarter. However, loan yields, excluding purchase accounting accretion, increased 4 bps over the linked quarter.*
  - *Noninterest-bearing demand deposits continued to grow faster than overall deposits, accounting for 22% of all deposits at December 31, 2020. Cost of funds declined 7 bps from the linked quarter to 0.72%.*
- Bank segment adjusted efficiency ratio, has improved 25% over the prior year to 47.2% for the fourth quarter as we continue to leverage our expense base and grow income.
- Asset quality metrics remain strong.
  - *Allowance for loan loss and unaccreted purchased loan discounts comprised 1.62% of total loans, at December 31, 2020. Charge-offs during the quarter were minimal.*
- Liquidity and capital levels provide a solid foundation for future growth.
- Noninterest income during the quarter (BOLI proceeds) provided the opportunity to a) restructure our balance sheet, improving future NIM and, b) accelerate projects and related expenses into 2020, improving our infrastructure and future expense run rate.

Financial Results

$ in millions, except per share data

Profitability (Q4'20):		
Net Income	$	12.2
Adjusted Pre-tax Pre-provision Income[1]	*$*	*17.3*
Diluted EPS	$	0.73
ROAA [2]		1.60 %
ROAE [2]		15.48 %
ROATCE [1,2]		19.38 %
Efficiency Ratio		54.9 %
Bank Segment Adjusted Efficiency Ratio [1]		*47.2 %*
Net Interest Margin		4.48 %
Adjusted Net Interest Margin [1]		*4.09 %*
Balance Sheet (12/31/20):		
Total Loans	$	2,301
Total Deposits	$	2,579
TBVPS[1]	*$*	*15.39*
TCE/TA [1]		*8.65 %*
Asset Quality (12/31/20):		
NPAs to Total Assets		0.31 %
Net Charge-Offs (Recoveries) to Average Loans[2]		0.03 %
Allowance for Loan Loss to Total Loans		0.90 %

Note:
1. Non-GAAP measure. Refer to appendix for "reconciliation of non-GAAP financial measures."
2. Annualized.

Reliant BANCORP, INC.

8

 Nashville MSA Deposit Market Share  Top 25 Deposit Market Share  Note: Dollars in millions; Deposit market share data as of 12/31/20Source: S&P Global Market IntelligenceCommunity bank defined as an institution with less than $10 billion in total assets  9

 Clarksville MSA Deposit Market Share  Top Deposit Market Share  Note: Dollars in millions; Deposit market share data as of 12/31/20Source: S&P Global Market IntelligenceCommunity bank defined as an institution with less than $10 billion in total assets  10

RNBC Market Demographics

Overview of RNBC Market Footprint

High Growth Markets with a Strong Business Environment

- Nashville has ranked within the top 10 large metros for job growth and population growth for the past eight years
- RNBC is the 10th largest bank in Nashville MSA and 3rd largest bank in Clarksville MSA based on deposits
- RNBC markets are expected to experience a 10.4% increase in household income though 2026, compared to the expected national growth of 9.0%
- 10 Fortune 500 Companies are headquartered in the state of Tennessee
- Nashville MSA is home to 16 universities and colleges; most prominent is Vanderbilt with a total enrollment of over 12,000 students.
- Clarksville MSA is home to five universities and colleges; most prominent is Austin Peay University with over 10,000 students and faculty

2021 – 2026 Projected Population Growth (%)



5.9%
4.5%
3.8%
3.2%
2.9%
Nashville MSA
Clarksville MSA
Tennessee
US Southeast
USA

Actual Est. 2026 Population (000)	Nashville MSA	Clarksville MSA
	2,098	*327*

Nashville as a Market

Nashville Rankings: "The New 'it' City" – NY Times

#1	**In Metropolitan Economic Strength Rankings**
#4	**Best Place for New Businesses**
#3	**Best City for Young Professionals**
#5	**Overall Job Creation within Surge Cities Index for best places for startups**

Select Companies with Major Nashville Presence

HCA Hospital Corporation of America
verizon
BRIDGESTONE
NISSAN
AT&T
DOLLAR GENERAL
A B

Reliant BANCORP, INC.

Source: S&P Global Market Intelligence, Nashville Area Chamber of Commerce

11

 Bank Segment Performance Continues to Improve   Bank Segment - Adjusted Net Income (1, 2)  Note: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter or twelve months ended each respective year. The Bank Segment includes all entities included in the Consolidated Financial Statements other than Reliant Mortgage Ventures, LLC.Non-GAAP measure. Refer to appendix for “reconciliation of non-GAAP financial measures.”  Bank Segment - Adjusted Noninterest Expense (1, 2)          51.8%    12

 Delivering Shareholder Value  Reported and Adjusted Diluted EPS(1)  Tangible Book Value per Share(1)  Reported and Adjusted ROAA(1,2)  Reported and Adjusted ROATCE(1,2)  Note: Data as of or for the three months ended each respective quarter. 1. Non-GAAP measure. Refer to appendix for “reconciliation of non-GAAP financial measures.”2. Annualized.    Reported Metrics    Adjustments due to merger expenses          13

     Balancing Growth and Profitability                Coupon + Fees:  Loan Portfolio (1)  Note: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter or twelve months ended each respective year. Does not include loans held for sale. Increase in Manufactured Housing loans due to acquisition of First Advantage Bank. Increase in PPP loans due to government stimulus program.  Loan Yields  (2)      4.67%  4.66%  4.96%  5.15%  5.10%  5.02%  5.10%  5.11%  5.13  %    CAGR: 36.3%  14

   Diverse Deposit Portfolio Mix  Cost of IB Deposits:  Cost of Funds:  Note: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter or twelve months ended each respective year.   Wholesale and Institutional Deposits  0.49%  0.73%  1.16%  1.67%  1.37%  0.99%  0.82%  0.70%  0.40%  0.61%  0.96%  1.42%  1.11%  0.79%  0.62%  0.51%  0.43%  0.66%  1.07%  1.48%  1.30%  0.91%  0.79%  0.72%  Total Deposits  % of Total Deposits:            Wt. Avg. Cost:  Wt. Avg. Duration (Months):  1.85%  1.13%  0.37%  0.33%  0.25%            2.04  1.96  3.91  3.48  4.61  Cost of Total Deposits:    24.7%  20.1%  13.9%  14.8%  12.1  %    CAGR: 35.5%    15

 Well Capitalized and Strong Liquidity Position  Note: $ in millions, unless otherwise specified. December 31, 2020 capital ratios are estimated, as applicable regulatory reports have not yet been filed.  Liquidity Sources   Mar-20  Jun-20  Sep-20   Consolidated Capital Ratios (1)    4.0% Tier I Leverage Minimum Capital Adequacy   Liquidity Metrics      Tier I leverage  10.4%    9.7%    8.9  %  Common equity Tier 1  11.6%    10.6%    10.2  %  Tier I risk-based capital  12.4%    11.3%    10.7  %  Total risk-based capital  13.3%    16.0%    14.0%  16

 Disciplined Credit Culture  Allowance for Loan Loss + Purchase Discounts(1)  Net Charge-Offs (Recoveries) / Average Loans(2)  Nonperforming Assets / Total Assets  Note: Data as of or for the three months ended each respective quarter.Non-GAAP measure. Refer to appendix for “reconciliation of non-GAAP financial measures.”Data has been annualized     17        Criticized + Classified Loans / Gross Loans

 Diversified CRE Portfolio  C&D Portfolio  Commercial Real Estate Portfolio  Note: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter.  124%  120%  99%  105%  101%  198%  199%  204%  192%  183%  Outstanding balance as a % of Total Capital      18

 Hospitality Portfolio – Granular Portfolio with Conservative Credit Profile  Note: Data as of or for the three months ended December 31, 2020 (1) Represents committed loan amount.  Local vs. National (1)  Term vs. Construction (1)  Portfolio Highlights  Hotel Flags (1)  4.86% of Total Portfolio(1)Portfolio totals as of Q4 ’20: Term: $95.1 million, 32 borrowers with an average loan size of $3.5 millionConstruction: 5 projects totaling $45.2 million with $16.7 million fundedPrimarily limited-service national franchisesStrong LTVs and DSCRsWeighted average LTV – 58.61% Weighted average DSCR – 2.19xNo nonperforming loans in segmentNo charge-offs in categories in 2019 or 2020Average seasoning of 61 monthsAll secured by first liens on real estate and FFE   (Pre-Covid-19)    ($mm)    Term      Construction    Total Oustanding    $95.1      $16.7    Total Committed    $95.1      $45.2    Avg. LTV    62.10%    54.41%    ($mm)    Local      National    Total Oustanding    $7.6      $104.2    Total Committed    $7.6      $132.7    Avg. LTV    62.84%    59.42  %  Avg. DSCR    1.35x      1.62x      ($mm)    Full Portfolio  Total Oustanding    $111.8  Total Committed    $140.3  Total Entities    32  Average Exposure per Entity    $4.4  19

 Retail CRE Portfolio  Note: Data as of or for the three months ended December 31, 2020 Represents committed loan amounts.  Total $93.7 million  Total $124.4 million  Portfolio Statistics  Burger King  Non-Owner-Occupied by Property Type (1)   Term vs. Construction (1)  Portfolio Highlights  Construction by Property Type (1)  No past dues in categories at 12/31/2020No charge-offs in categories in 2019 or 2020Retail Anchored Tenants (Primarily Publix, CVS, Large National Retailers) Avg. Loan Size - $3.4 million Committed Balance - $37.6 millionAvg. DSCR – 1.09xAvg. LTV – 50.74%Retail Non-Anchored Tenants - 154 CustomersAvg. Loan Size - $1.04 million Committed Balance - $163 millionAvg. DSCR – 2.78xAvg. LTV – 58.68%Retail Single Credit Tenant (Largest Concentration – Dollar General, AT&T)Committed Balance - $38 million Avg. DSCR – 1.33xAvg. LTV – 57.60%  DSCR and ‘Other’ brand numbers under progress  Show % of total  Show % of total  TBU  TBU – Restaurant Data    ($mm)    Term      Construction    Total Oustanding    $233.1      $19.9    Total Committed    $239.3      $24.6    Avg. LTV    64.07%    76.69%  ($mm)    Retail Non-Anchored Tenants    Retail SIngle-Credit Tenant    Retail Anchored Tenants  Total Oustanding    $155.0    $37.2    $37.5  Total Committed    $165.0    $38.0    $37.6  Avg. DSCR    2.77x    1.3x    1.09x    ($mm)    Retail Non-Anchored Tenants    Retail SIngle-Credit Tenant    Retail Anchored Tenants  Total Oustanding    $15.8    $1.1    $3.0  Total Committed    $19.7    $1.8    $3.1  Avg. DSCR    1.58x    1.43x    1.51x    20

 Top Loan Portfolio Segments  21

Highly Profitable Manufactured Housing Segment

- Leadership team has been together for nearly 10 years, with over 20 years in MH industry
- Direct-to-consumer lending in eight states with select dealer network
- All credits are manually underwritten using proprietary method that has significantly lower risk tolerance than industry practices
- Weighted average rate of 9.01%[1]
- Past dues consistently run less than half the industry norm[2]
- Chargeoffs remain consistently low



Manufactured Housing Performance
Millions
$250
$200
$150
$100
$50
$-
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2014
2015
2016
2017
2018
2019
2020
Portfolio balance EOY
Chargeoffs (net)

Geographies	
Mississippi	35.0%
Texas	20.3%
Louisiana	17.0%
Alabama	13.0%
Tennessee	6.7%
Arkansas	4.3%
Kentucky	2.6%
Oklahoma	1.1%

1. As of December 31, 2020
2. Source: ABA Consumer Credit Delinquency Bulletin as of September 30, 2020.

Reliant BANCORP, INC.

22

Providing Relief to Customers - Loan Modifications

Modification levels subsided substantially in the third and fourth quarter

($ in thousands)	Initial Modification Request through May 31, 2020		Second Modification Requests through September 30, 2020		Second Modification Requests through December 31, 2020	
	Amount	% of Total	Amount	% of Total	Amount	% of Total
C&I	$ 34,851	1.5 %	$ 6,095	0.3 %	$ 96	— %
Church / Consumer / Medical	24,809	1.1 %	—	— %	—	— %
CRE	291,232	12.9 %	1,916	0.1 %	1,400	0.1 %
Hospitality	96,047	4.3 %	15,993	0.7 %	21,179	0.9 %
Multifamily	14,757	0.7 %	—	— %	—	— %
Restaurant	54,067	2.4 %	—	— %	—	— %
Manufactured Housing	14,887	0.7 %	—	— %	329	— %
Total Modifications	$ 530,650	23.6 %	$ 24,004	1.1 %	$ 23,004	1.0 %
Portfolio Totals at Each Period End	$ 2,258,390		$ 2,338,064		$ 2,300,783	

Reliant BANCORP, INC.
23

Our Strategy for 2021

- Hire selectively to prepare for future growth
- Build out and optimize digital channel - the following initiatives are part of our digital roadmap:
  - Branch appointment booking and lobby queue management that is integrated into the website, online banking and the mobile app
  - Customer support using chat and SMS integrated into the website, online banking and the mobile app
  - A full redesign of the website with a focus on personalized interactions
- Pursue coveted M&A opportunities
- Ongoing focus on asset quality, organic earning-asset generation, and improved funding mix
- Leverage market presence in new markets as well as markets gained through acquisitions
- Branch transformation project
- Noninterest expense control

Reliant BANCORP, INC.
24

 Appendix

 Reconciliation of Non-GAAP Financial Measures  26

Reconciliation of Non-GAAP Financial Measures

(Dollars in thousands, except per share data)	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Tangible common equity to tangible assets:					
Tangible common equity:					
Total shareholders' equity	$ 321,972	$ 307,086	$ 295,543	$ 234,672	$ 223,753
Less: intangible assets	(65,743)	(63,326)	(63,351)	(61,209)	(50,912)
Tangible common equity	$ 256,229	$ 243,760	$ 232,192	$ 173,463	$ 172,841
Tangible assets:					
Total assets	$ 3,026,535	$ 3,044,512	$ 2,991,612	$ 2,177,788	$ 1,901,842
Less: intangible assets	(65,743)	(63,326)	(63,351)	(61,209)	(50,912)
Tangible assets	$ 2,960,792	$ 2,981,186	$ 2,928,261	$ 2,116,579	$ 1,850,930
Tangible common equity to tangible assets:	8.65 %	8.18 %	7.93 %	8.20 %	9.34 %
Tangible book value per share:					
Tangible common equity	$ 256,229	$ 243,760	$ 232,192	$ 173,463	$ 172,841
Total shares of common stock oustanding	16,654,409	16,634,572	16,631,604	12,014,495	11,206,254
Tangible book value per share	$ 15.39	$ 14.65	$ 13.96	$ 14.44	$ 15.42
Allowance for loan losses plus unaccreted loan purchase discounts:					
Allowance for loan losses	$ 20,636	$ 19,834	$ 18,237	$ 15,121	$ 12,578
Unaccreted loan purchase discounts	16,634	18,939	21,939	4,586	2,909
Allowance for loan losses plus unaccreted loan purchase discounts:	$ 37,270	$ 38,773	$ 40,176	$ 19,707	$ 15,487
Total loans	2,300,783	2,357,898	2,317,324	1,619,703	1,409,952
Allowance for loan losses plus unaccreted purchased loan discounts to total loans	1.62 %	1.64 %	1.73 %	1.22 %	1.10 %

Reliant BANCORP, INC.

27

Segment Income Statements & Reconciliation of Non-GAAP Financial Measures    28